UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 27, 2022

 EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico		66-0783622
(State or other jurisdiction of incorporation or organization)		(I.R.S. employer identification number)

Cupey Center Building,	Road 176, Kilometer 1.3,
San Juan,	Puerto Rico	00926
(Address of principal executive offices)		(Zip Code)
(787) 759-9999
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
COMMISSION FILE NUMBER 001-35872

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EVTC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2022, the Compensation Committee of the Board of Directors of Evertec, Inc. (the “Company”) approved special cash bonuses for certain employees and executives of the Company in connection with their extraordinary efforts on the transaction involving the sale to Banco Popular de Puerto Rico and its parent, Popular, Inc., of certain of the Company’s technology services assets and the extension of the main commercial agreements between the parties, including a 10-year extension of the Merchant Acquiring Independent Sales Organization Agreement, a 5-year extension of the ATH Network Participation Agreement and a 3-year extension of the Master Services Agreement. This transaction was previously reported in Current Reports on Form 8-K filed by the Company on February 24, 2022 and July 1, 2022. The amounts to be paid to the Company’s Named Executive Officers under this arrangement are: (i) $800,000 to Morgan M. Schuessler, Jr., President and Chief Executive Officer; (ii) $400,000 to Joaquin A. Castrillo, Executive Vice President and Chief Financial Officer; (iii) $400,000 to Miguel Vizcarrondo, Executive Vice President and Chief Commercial Officer for Puerto Rico and the Caribbean; (iv) $200,000 to Diego Viglianco, Executive Vice President and Chief Operating Officer; and (v) $40,000 to Guillermo Rospigliosi, Executive Vice President and Chief Product and Innovation Officer.

Item 7.01 Regulation FD Disclosure.

On July 28, 2022, the Company’s Board of Directors declared a regular quarterly cash dividend of $0.05 per share on the Company’s outstanding shares of common stock. The Board anticipates declaring this dividend in future quarters on a regular basis; however future declarations of dividends are subject to Board of Directors' approval and may be adjusted as business needs or market conditions change. The cash dividend of $0.05 per share will be paid on September 2, 2022 to stockholders of record as of the close of business on August 8, 2022.

A copy of the press release announcing the dividend discussed above is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Note: The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Number	Exhibit
99.1	Press Release re: quarterly dividend issued by EVERTEC, Inc. dated July 28, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: July 28, 2022	By:	/s/ Joaquin A. Castrillo-Salgado
Name: Joaquin A. Castrillo-Salgado
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release re: quarterly dividend issued by EVERTEC, Inc. dated July 28, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)